Exhibit 10.4

FIRST AMENDING AGREEMENT
RE: SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AGREEMENT made as of the 5th day of July, 2012.

BETWEEN:

THE BANK OF NOVA SCOTIA,

a Canadian chartered bank

(herein, in its capacity as administrative agent of the Lenders, called the “Agent”)

— and —

THE BANK OF NOVA SCOTIA,
CANADIAN IMPERIAL BANK OF COMMERCE,
ROYAL BANK OF CANADA,
BANK OF MONTREAL,
THE TORONTO-DOMINION BANK,
HSBC BANK CANADA,
NATIONAL BANK OF CANADA,
BANK OF TOKYO-MITSUBISHI UFJ (CANADA),
BANK OF AMERICA, N.A. CANADA BRANCH,
MORGAN STANLEY BANK, N.A., CAISSE CENTRALE DESJARDINS AND WELLS FARGO BANK, NATIONAL ASSOCIATION

(herein, in their capacities as lenders to the Borrower, collectively called the “Lenders” and individually called a “Lender”)

— and —

FORTIS INC.,

a corporation incorporated under the laws of the Province of Newfoundland and Labrador

(herein called the “Borrower”)

WHEREAS, pursuant to a second amended and restated credit agreement made as of August 9, 2011 among the Borrower, the Agent and the Lenders (the “Credit Agreement”), the Lenders have established a certain credit facility in favour of the Borrower;

AND WHEREAS, pursuant to an Accordion Notice dated April 4, 2012 addressed to the Agent, the Borrower requested that the amount of the Credit Facility be increased by $200,000,000;

AND WHEREAS, pursuant to an Accordion Agreement dated as of May 2, 2012, Caisse Centrale Desjardins and Wells Fargo became Lenders under the Credit Agreement;

AND WHEREAS the parties hereto wish to amend certain provisions of the Credit Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES that, in consideration of the mutual covenants and agreements contained herein, the parties covenant and agree as follows:

ARTICLE 1
DEFINED TERMS

1.1                                                                               Capitalized Terms

All capitalized terms which are used herein without being specifically defined herein shall have the meaning ascribed thereto in the Credit Agreement as amended hereby.

ARTICLE 2
AMENDMENTS

2.1                                                                               General Rule

Subject to the terms and conditions herein contained, the Credit Agreement is hereby amended to the extent necessary to give effect to the provisions of this agreement and to incorporate the provisions of this agreement into the Credit Agreement.

2.2                                                                               Defined Terms

Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions of “Swingline Lender” and “Swingline Loan” immediately after the existing definition of “Order”:

“Swingline Lender” means The Bank of Nova Scotia or any other Lender with an Individual Commitment selected by the Agent and acceptable to the Borrower who assumes in writing the obligation of making Swingline Loans on behalf of the Lenders.

“Swingline Loan” shall have the meaning ascribed thereto in Section 3.15.

2.3                                                                               Increase of Credit Facility

Section 2.6 of the Credit Agreement is hereby amended by (x) deleting “and” at the end of paragraph (d), (y) deleting “.” at the end of paragraph (e) and replacing it with “; and” and (z) adding the following new paragraph (f) after the existing paragraph (e):

“(f)          The Agent shall forthwith advise the Swingline Lender of its receipt of an Accordion Notice.  In the event that a bank that is not an existing Lender is to become a Lender in accordance with Section 2.6(a), such bank must be approved by the Swingline Lender, in its reasonable discretion, and the Swingline Lender shall notify the Agent whether or not it approves of such new Lender within ten Business Days of the Swingline Lender’s receipt of such notice.”.

2.4                                                                               Swingline Loans

The Credit Agreement is hereby amended by adding the following new Section 3.15 immediately after the existing Section 3.14:

“3.15                                                                  Swingline Loans.

Subject to the following provisions of this Section, overdrafts on the accounts of the Borrower maintained with the Agent shall be deemed to be outstanding as an extension of credit to the Borrower from the Swingline Lender under the Credit Facility (each, a “Swingline Loan”) as follows:

(i)                                     in the case of overdrafts in Canadian dollars, as Prime Rate Loans; and

(ii)                                  in the case of overdrafts in United States dollars, as Base Rate Canada Loans.

For certainty, notwithstanding Section 4.1, no Drawdown Notice need be delivered by the Borrower in respect of Swingline Loans:

(a)                                 Except as otherwise specifically provided herein, all references to Prime Rate Loans and Base Rate Canada Loans shall include Swingline Loans made in Canadian and United States dollars, respectively.

(b)                                 Swingline Loans shall be made by the Swingline Lender alone, without assignment to or participation by the other Lenders.

(c)                                  The aggregate principal amount of the Swingline Loans shall not exceed $15,000,000 or the U.S. Dollar Equivalent thereof.

(d)                                 If the Borrower shall request a drawdown under the Credit Facility other than under this Section 3.15 (a “Syndicated Drawdown”) and the Swingline Lender’s Pro Rata Share of such Syndicated Drawdown would cause the Swingline Lender’s Pro Rata Share of all Syndicated Loans together with the Swingline Loans then outstanding to exceed the Swingline Lender’s Individual Commitment then the Borrower shall be deemed to have given a repayment notice notifying the Agent of a repayment of the Swingline Loans to the extent of such excess (without any bonus or penalty being payable in respect thereof) and the Borrower shall make such repayment on the requested date of such Syndicated Drawdown.

For the purposes hereof “Syndicated Loans” means all credit outstanding under the Credit Facility other than Swingline Loans.

(e)                                  The Borrower may make repayments of Swingline Loans (together with accrued interest thereon) by deposit to the applicable account of the Borrower from time to time without penalty.

(f)                                   All interest payments and principal repayments of or in respect of Swingline Loans shall be solely for the account of the Swingline Lender.  Subject to Section 3.15(h), all costs and expenses relating to the Swingline Loans shall be solely for the account of the Swingline Lender.

(g)                                  Notwithstanding anything to the contrary herein contained or contrary to the provisions of Law, (a) if an Event of Default occurs and is continuing or (b) if the Swingline Lender so requires, and there are then outstanding any Swingline Loans, then, effective on the day of notice to that effect to the other Lenders with Individual Commitments from the Swingline Lender, the Borrower shall be deemed to have requested, and hereby requests, an extension of credit by way of drawdown of an amount of Syndicated Loans, in the currency or currencies of the Swingline Loans, sufficient to repay the Swingline Loans and accrued and unpaid interest in respect thereof, and on the day of receipt of such notice, each of the other relevant Lenders shall disburse to the Swingline Lender its respective Pro Rata Share of such amounts and such amounts shall thereupon be deemed to have been advanced by the relevant Lenders to the Borrower and to constitute Syndicated Loans (by way of Base Rate Canada Loans if the Swingline Loans were so denominated or Prime Rate Loans if the Swingline Loans were so denominated, or both).  Such Syndicated Loans shall be deemed to be comprised of principal and accrued and unpaid interest in the same proportions as the corresponding Swingline Loans.  If a relevant Lender does not disburse to the Swingline Lender its respective Pro Rata Share of any amount under this Section 3.15(g) then, for the purpose only of any distributions or payments to such Lenders (and not, for greater certainty, for purposes of any obligations of such Lenders, including those under Section 14.10), including any distribution or payment with respect to the Borrower in the event of any enforcement or realization proceedings or any bankruptcy, winding-up, liquidation, arrangement, compromise or composition, the Individual Commitment of such Lender shall be deemed to be nil and the Individual Commitment of the Swingline Lender shall be increased by the Individual Commitment of such Lender until the amounts owed by the Borrower are outstanding to each relevant Lender in accordance with its Pro Rata Share determined without regard to this sentence.  If any amount disbursed by a relevant Lender to the Swingline Lender under this Section 3.15(g) and deemed to have been advanced to the Borrower must be repaid by the Swingline Lender or by the relevant Lender to the Borrower then no reduction of the Swingline Loans as contemplated above shall be deemed to have occurred, but the relevant Lenders shall purchase participations in the Swingline Loans (without recourse to the Swingline Lender) for an amount or otherwise effect transactions to achieve the financial results contemplated by this Section.

(h)                                 For certainty, it is hereby acknowledged and agreed that the Lenders shall be obligated to advance their Pro Rata Share of an extension of credit by way of drawdown contemplated by Section 3.15(g) and to disburse to the Swingline Lender their Pro Rata Shares of the Syndicated Loan referenced therein irrespective of:

(i)                                     whether a Default or Event of Default is then continuing or whether any other condition in Article 12 is met; and

(ii)                                  whether or not the Borrower has in fact actually requested such extension of credit by way of drawdown (by delivery of a Drawdown Notice or otherwise).”.

2.5                                                                               Affirmative Covenants — Prompt Payments

Section 11.1(a) of the Credit Agreement is hereby amended by adding “, the Swingline Lender” immediately after “Lender” in the second line thereof.

2.6                                                                               Waivers and Amendments

Section 14.14(d) of the Credit Agreement is hereby amended by adding “the Swingline Lender or” immediately before the words “any Lender” in the second line thereof.

2.7                                                                               Assignment

Section 15.6(c) of the Credit Agreement is hereby amended by adding “, the Swingline Lender” immediately before “and the Agent” in the fifth line thereof.

2.8                                                                               SCHEDULE D — FORM OF ASSIGNMENT

Schedule D to the Credit Agreement is hereby deleted in its entirety and replaced with the form of Schedule D appended hereto.

2.9                                                                               Deliveries Pursuant to Credit Agreement

For the purposes of the Credit Agreement, this agreement and any document or instrument referred to herein shall be deemed to be delivered pursuant to the Credit Agreement and to be referred to in the Credit Agreement.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES

3.1                                                                               Representations and Warranties

To induce the Lenders and the Agent to enter into this agreement, the Borrower hereby represents and warrants to the Lenders and the Agent that the representations and warranties of the Borrower which are contained in Section 10.1 of the Credit Agreement are true and correct on the date hereof as if made of the date hereof and that, as of the date hereof, no Material Adverse Change has occurred since March 31, 2012.  This representation and warranty is given solely as of the date of this agreement and the provisions of Section 12.1(c) of the Credit Agreement do not apply to the representations and warranties in this Section 3.1.

ARTICLE 4

CONDITIONS PRECEDENT TO EFFECTIVENESS OF AGREEMENT

4.1                                                                               Conditions Precedent

This agreement shall become effective upon being executed and delivered by the Borrower, the Agent and the Lenders.

ARTICLE 5
MISCELLANEOUS

5.1                                                                               Future References to the Credit Agreement

On and after the date of this agreement, each reference in the Credit Agreement to “this agreement”, “hereunder”, “hereof”, or words of like import referring to the Credit Agreement and each reference in any related document to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.  The Credit Agreement, as amended hereby, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

5.2                                                                               Governing Law

This agreement shall be governed by and construed in accordance with the Laws of the Province of Ontario and the federal Laws of Canada applicable therein.

5.3                                                                               Enurement

This agreement shall enure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

5.4                                                                               Conflict

If any provision of this agreement is inconsistent or conflicts with any provision of the Credit Agreement, the relevant provision of this agreement shall prevail and be paramount.

5.5                                                                               Further Assurances

The Borrower shall do, execute and deliver or shall cause to be done, executed and delivered all such further acts, documents and things as the Agent may reasonably request for the purpose of giving effect to this agreement and to each and every provision hereof.

5.6                                                                               Counterparts

This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF the parties hereto have executed and delivered this agreement on the date first above written.

FORTIS INC.

By:	/s/ H. Stanley Marshall
Name: H. Stanley Marshall
Title: President and CEO

By:	/s/ Ronald W. McCabe
Name: Ronald W. McCabe
Title: VP, General Counsel and Corporate Secretary

THE BANK OF NOVA SCOTIA as Agent

By:	/s/ Robert Boomhour
Name: Robert Boomhour
Title: Director

By:	/s/ Clement Yu
Name: Clement Yu
Title: Associate

THE BANK OF NOVA SCOTIA as Lender

By:	/s/ Bradley Walker
Name: Bradley Walker
Title: Director

By:	/s/ Rob Bridge
Name: Rob Bridge
Title: Associate

CANADIAN IMPERIAL BANK OF COMMERCE

By:	/s/ Raj Khanna
Name: Raj Khanna
Title: Executive Director

By:	/s/ Ben Fallico
Name: Ben Fallico
Title: Executive Director

ROYAL BANK OF CANADA

By:	/s/ Timothy P. Murray
Name: Timothy P. Murray
Title: Authorized Signatory

By:
Name:
Title:

BANK OF MONTREAL

By:	/s/ Sean P. Gallaway
Name: Sean P. Gallaway
Title: Vice President

By:
Name:
Title:

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THE TORONTO-DOMINION BANK

By:	/s/ Tom Minos
Name: Tom Minos
Title: Vice President & Director

By:	/s/ Rahim Kabani
Name: Rahim Kabani
Title: Vice President

HSBC BANK CANADA

By:	/s/ Casey Coates
Name: Casey Coates
Title: Authorized Signatory

By:	/s/ My Le
Name: My Le
Title: Authorized Signatory

NATIONAL BANK OF CANADA

By:	/s/ Mark Williamson
Name: Mark Williamson
Title: Authorized Signatory

By:	/s/ John Niedermier
Name: John Niedermier
Title: Authorized Signatory

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BANK OF TOKYO-MITSUBISHI UFJ (CANADA)

By:	/s/ Kaiser Islam
Name: Kaiser Islam
Title: Vice President

By:
Name:
Title:

BANK OF AMERICA, N.A. CANADA BRANCH

By:	/s/ James K.G. Campbell
Name: James K.G. Campbell
Title: Director

By:
Name:
Title:

MORGAN STANLEY BANK, N.A.

By:	/s/ John Durland
Name: John Durland
Title: Authorized Signatory

By:
Name:
Title:

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CAISSE CENTRALE DESJARDINS

By:	/s/ Michel Voyer
Name: Michel Voyer
Title: Vice President

By:	/s/ Antoine Avril
Name: Antoine Avril
Title: Managing Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Keith Luettel
Name: Keith Luettel
Title: Vice President

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